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                      MFS AGGRESSIVE SMALL CAP EQUITY FUND


                                   a series of

                              THE MFS SERIES TRUST
                                -----------------

                         Supplement dated June 18, 1997

                                       to

    Prospectus and Statement of Additional Information dated May 1, 1997

                               ------------------

         On May 23, 1997, the Fund held a Special Meeting of Shareholders for the purpose of considering whether to approve the Fund's investment advisory agreement (the "Agreement") with Massachusetts Financial Services Company ("MFS'), the Fund's current investment adviser. On June 18, 1997, the final voting results were made available on the Agreement. Although a majority of the shares represented at the meeting voted in favor of the Agreement, the Agreement was not approved by 67% (the percentage required in this circumstance) of the shares represented at the meeting. Therefore, the Agreement was not approved by the required vote.

         As a result, MFS will continue to serve as the Fund's investment adviser and administrator, and MFS Fund Distributors, Inc. ("MFD"), a subsidiary of MFS, will continue to serve as the Fund's distributor, only until July 14, 1997. In addition, the Fund's management fee and administrative fee will remain at their current levels through this date. MFS' agreement to bear the Fund's normal operating expenses which exceed 1.75% per annum shall also terminate on July 14, 1997.

         In light of the fact that MFS will no longer serve as the Fund's investment adviser after July 14, 1997 and the deliberations of the Board of Trustees concerning retaining a new investment adviser to the Fund to succeed MFS after July 14, 1997, Mr. Arnold D. Scott, MFS' representative on the Trust's Board of Trustees, has resigned as a Trustee of the Trust effective June 18, 1997. The Board of Trustees is now comprised of three members, Lawrence Bianchi, Donald A. Simon and Kenneth Sletten, none of whom is affiliated with MFS.

         The Board of Trustees has not yet determined what course of action to take in light of these circumstances, and shareholders will be notified promptly once a determination is made.